SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                     FIRST CHESAPEAKE FINANCIAL CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                     FIRST CHESAPEAKE FINANCIAL CORPORATION

                    Notice of Annual Meeting of Shareholders
                        To Be Held on December 29, 2000

TO THE SHAREHOLDERS OF FIRST CHESAPEAKE FINANCIAL CORPORATION:

        The annual meeting of shareholders of First Chesapeake Financial Corporation (the "Company") will be held at the Philadelphia Marriott West, Matsonford at Front Street, 111 Crawford Avenue, West Conshohocken, PA 19428, on December 29, 2000, at 10:00 A.M., local time, for the following purposes:

            1. To elect eight Directors for the ensuing year and until their successors are duly elected and qualified; and

            2. To transact such other business as may properly come before the meeting or any adjournments thereof.

        The close of business on November 22, 2000 has been fixed as the record date for the shareholders meeting. All shareholders of record as of that date are entitled to notice of and to vote at the meeting and any adjournment thereof.

By Order of the Board of Directors

/s/ James J. Greenfield
-----------------------
James J. Greenfield
Secretary

November 29, 2000

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY. YOU MAY WITHDRAW THIS PROXY AT ANY TIME BEFORE YOUR SHARES ARE ACTUALLY VOTED AND MAY VOTE YOUR OWN SHARES IF YOU ATTEND THE MEETING IN PERSON.

                     FIRST CHESAPEAKE FINANCIAL CORPORATION

                                PROXY STATEMENT
                   TO BE MAILED ON OR ABOUT NOVEMBER 29, 2000
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 29, 2000

        The enclosed proxy is solicited by and on behalf of the Board of Directors of First Chesapeake Financial Corporation (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held on December 29, 2000, at 10:00 a.m. local time at the Philadelphia Marriott West, Matsonford at Front Street, 111 Crawford Avenue, West Conshohocken, PA 19428 or any adjournments thereof, for the purposes set forth in this Proxy Statement and the attached Notice of Annual Meeting of Shareholders. If sufficient proxies are not returned in response to this solicitation, supplementary solicitations may be made by mail or by telephone or personal interview by directors, officers, and regular employees of the Company, none of whom will receive additional compensation for these services. The Company reserves the right to retain an outside proxy solicitation firm to assist in the solicitation of proxies, but at this time does not have plans to do so. Costs of solicitation of proxies will be borne by the Company, which will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to the beneficial owners of stock held by them.

        The stock represented by all properly executed proxies received by the Secretary of the Company and not revoked will be voted for the election of all the directors nominated, unless the shareholder directs otherwise in the proxy, in which event such stock will be voted in accordance with such directions. Any proxy may be revoked at any time before the shares to which it relates are voted either by giving written notice (which may be in the form of a substitute proxy delivered to the secretary of the meeting) or by attending the meeting and voting in person.

        A majority of the votes entitled to be cast on matters to be considered at the meeting constitutes a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for quorum purposes and for all other matters as well. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present or represented at the meeting. Broker Shares that are not voted on any matter at the meeting will not be included in determining whether a quorum is present at such meeting.

        The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of common stock cast in the election of directors at a meeting at which a quorum is present. Votes that are withheld and Broker Shares that are not voted in the election of directors will not be included in determining the number of votes cast and, therefore, will have no effect on the election of directors. Any other matters submitted to a vote of the Shareholders will be determined by a majority of the votes cast.

Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Shareholders Meeting and voting in person. If you are the beneficial owner of shares of the common stock of the Company which are not registered in your name, you will need appropriate documentation from the holder of record of your shares to vote personally at the meeting.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS
                  --------------------------------------------

Record Date

        The Board of Directors has fixed the close of business on November 22, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournment thereof. As of the close of business on the record date, 7,353,536 shares of common stock of the Company were outstanding and entitled to vote at the annual meeting. All of such shares were of one class, with equal voting rights, and each holder thereof is entitled to one vote on all matters voted on at the Shareholders Meeting for each share registered under such holder's name.

        The Company's common stock is not listed on any exchange. However, market quotes for the Common Stock (under the symbol "FCFK") may be obtained from the National Association of Securities Dealers through the NASD OTC Bulletin Board, its automated system for reporting non-NASDAQ quotes. As of November 21, 2000 the high bid price was $0.84375. The low offer price was $0.8125, as reported on the NASD OTC Bulletin Board.

Stock Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of November 29, 2000 by i) each person known by the Company to own beneficially 5% of such stock, ii) each Director of the Company, iii) each executive officer of the Company, and iv) all Directors and executive officers of the Company as a group. Other than as listed below, the address for each of the listed individuals is: 12 E. Oregon Avenue, Philadelphia, Pennsylvania 19148.

                                                         Number of Shares             Percent
Name of Beneficial Owner (F1)                          Beneficially Owned            of Total
-----------------------------                          ------------------            --------
Mark Mendelson (F2), (F3)..........................             3,604,333               40.2%
John E. Dell (F2)..................................               450,000                5.0%
c/o Gallagher Broidy & Butler, Attn: Thomas P. Gallagher
     212 Carnegie Center, Suite 402, Princeton, NJ  08540
Richard N. Chakejian, Jr. (F4).....................               998,167               11.1%
Mark E. Glatz (F5).................................               873,333                9.7%
James Greenfield (F6)..............................               138,000                1.5%
John Papandon (F6).................................               138,000                1.5%
Pasquale Nestico (F7)..............................                76,667                0.9%
---------------------                                              ------                ----
All Directors and officers as a group..............             5,828,500               65.0%

Total number of (fully diluted) shares.............             8,971,536              100.0%

NOTES:
(F1) Unless otherwise indicated, each person has sole voting and investment powers with respect to the shares
(F2) Consists of 450,000 shares of common stock owned by Mr. Dell subject to an irrevocable voting trust which is voted by Mr. Mendelson.
(F3) Includes options to purchase 550,000 shares under the Company's 1998 Plan and 250,000 shares under the Company's 1999 ISO Plan
(F4) Includes options to purchase 120,000 shares under 1998 Plan and 100,000 shares under 1999 ISO Plan
(F5) Includes options to purchase 120,000 shares under 1998 Plan and 200,000 shares under the 1999 ISO Plan
(F6) Includes options to purchase 30,000 shares under 1998 Plan and 38,000 shares under 1999 ISO Plan (F7) Includes options to purchase 10,000 shares under 1999 ISO Plan

Legal Proceedings

        No director, officer, affiliate or 5% shareholder is a party adverse to the Company or has a material interest adverse to the Company in any material proceeding.

                                   PROPOSAL 1
                                   ----------

Election of Directors

The Company's Board of Directors presently consists of eight directors. The terms of all Directors will expire at the time of the next Annual Meeting.

Unless otherwise instructed on the proxy, the shares represented by proxies will be voted for the election as directors of all of the nominees named below. Each of the nominees has consented to being named as a nominee in the Proxy Statement and has agreed that, if elected, he will serve on the Board of Directors for his term and until his successor has been elected. If any nominee becomes unavailable for any reason, the shares represented by proxies may be voted for a substitute nominee designated by the Board of Directors. The Company is not aware of any family relationship among any of the directors, executive officers or nominees to become directors or executive officers of the Company. The names, positions, ages and backgrounds of nominees for director of the Company are set forth below.

Name                         Age  Position and Background
----                         ---  -----------------------

Mark Mendelson               44   Chairman of the Board of Directors and
                                  Chief Executive Officer. Mr. Mendelson
                                  has been a Director of the Company since
                                  August 1996.  Since 1984, Mr. Mendelson
                                  has served as Chairman and Chief
                                  Executive Officer of Hampton Real Estate
                                  Group, Inc., a diversified real estate
                                  brokerage, development, and management
                                  firm specializing in commercial and
                                  residential properties throughout the
                                  United States.   Mr. Mendelson is a
                                  former director and past chairman of the Audit Committee of Equimark Bank
                                  Corporation (currently known as Integra) and sits on the boards of a variety of civic and philanthropic institutions.

Richard N. Chajekian, Jr.    38   Director.  Mr. Chakejian is experienced
                                  in the food, laundry products and
                                  chemical industries, and served as
                                  President of the Company from December
                                  1997 until September 11, 2000, at which
                                  time the Board of Directors terminated
                                  Mr. Chakejian as President of the
                                  Company and certain subsidiaries.

Paul A. Dandridge            73   Director.  Mr. Dandridge is an attorney
                                  and former City of Philadelphia Judge
                                  who currently services as Chairman of
                                  Philadelphia Health Management
                                  Corporation, a non-profit, public health organization committed to improving the health of the community. Mr. Dandridge was elected to fill a vacancy on the Board of Directors in September 2000.

Mark Glatz                   38   Director and Chief Financial Officer.
                                  Mr. Glatz is experienced in finance,
                                  banking, and a wide array of industries, and holds a degree in accounting and an MBA in financial management. Mr. Glatz has served as Chief Financial Officer of the Company since July 1998.

James Greenfield             48   Director and Secretary.  Mr.  Greenfield
                                  is an attorney  with experience in
                                  private  practice,  emphasizing
                                  municipal law, real estate matters, and complex commercial litigation and arbitration.

Vincent Muratore             54   Director.  Mr. Muratore has over 30
                                  years mortgage banking experience,
                                  having successfully grown organizations
                                  of over $3.0 billion and $1.5 billion of annual loan volume prior to joining the Company as a senior officer of the mortgage banking operations.

Pasquale Nestico, M.D.       54   Director.  Dr. Nestico is a practicing
                                  physician certified in cardiology and
                                  internal medicine as well as an
                                  extensively published clinical professor of medicine at both Allegheny Hospital
                                  (formerly Hahnemann University) and
                                  Jefferson Medical College.

John Papandon                38   Director.  Mr. Papandon is an attorney
                                  and Certified Public Accountant with a
                                  Masters degree in taxation with 15 years experience in the accounting industry.

         PROXIES RECEIVED IN RESPONSE TO THIS SOLICITATION WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ABOVE IN ALL EVENTS UNLESS OTHERWISE SPECIFIED IN THE PROXY.

         Directors are elected at each annual meeting of stockholders and serve until the next annual meeting. The bylaws of the Company require a minimum of seven Directors. Executive officers are elected annually at a meeting of the Board of Directors and, subject to individual contractual arrangements, serve at the pleasure of the Board of Directors.

Meetings and Committees of the Board
------------------------------------

         The Board of Directors held four meetings during 1999. Excluding the newly appointed directors, each director who is standing for election attended all of such meetings of the Board of Directors during which he was a director except for Mr. Chakejian, who attended two of the four meetings during 1999.

         As of this date, the Board of Directors has held three meetings during 2000. Excluding the newly appointed directors, each director who is standing for election attended all of such meetings of the Board of Directors during which he was a director except for Mr. Chakejian, who attended two of the three meetings during 2000.

         The Nominating Committee considers nominees for the Board recommended by the Company's shareholders. The Nominating Committee consists of John Papandon, Mark Mendelson, and Richard Chakejian, Jr. A shareholder who is interested in nominating a person to the Board should submit to the Secretary of the Company written notice of his or her intent to make such nomination. Such notice must be given either by personal delivery or by United States mail, postage prepaid, not later than 120 days in advance of the annual meeting, or with respect to a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders. Such notice should include biographical information about the candidate and his or her qualifications for office.

         The Audit Committee consists of John Papandon and James Greenfield. The Audit Committee met once during 1999 and, as of this date, met once in 2000. The committee's primary function is to oversee and maintain adequate financial and operating policies, safeguards and procedures exist and are followed to assure integrity of the Company's books and records and to protect its shareholders.

        The Compensation Committee consists of John Papandon and James Greenfield. The Compensation Committee met once during 1999 and, as of this date, has yet to meet in 2000. The committee is responsible for recommending to the Board of Directors the amount and nature of compensation paid to executive officers and key employees of the Company. The principal objective in designing and recommending compensation policies is to develop and administer a comprehensive program designed to attract, motivate and retain outstanding managers who are likely to enhance the profitability of the Company and create value for its shareholders.

Compliance with Section 16(a) of the Securities Exchange Act
------------------------------------------------------------

         Section 16 (a) of the Securities Exchange Act requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the National Association of Security Dealers. Officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file. Based solely on the Company's review of the copies of such forms it has received, the Company believes that all its officers, directors and greater than ten percent (10%) beneficial owners are in compliance with all filing requirements applicable to them with respect to transactions during the fiscal year ended December 31, 1999.

Resignation of Board Members
----------------------------

         On May 10, 2000, Jay Vederman resigned as a Director of the Company. Mr. Vederman had served as a Director since November 1999.

         Matthew Coppolino served as a Director from july 1998 until his death in June, 2000.

Compensation of Directors
-------------------------

         Directors who are not executive officers of the Company ("Outside Directors") are entitled to receive compensation of $2,000 per calendar quarter served.

         In December 1999, the Executive Compensation Committee and Board of Directors authorized the optional conversion of accrued Outside Director fees to stock options under the 1999 ISO Plan. The options are immediately vested, exercisable at $1.20 per share, and expire on December 29, 2004. The then Outside Directors elected to convert their accrued directors fees into a total of 39,000 shares under the 1999 ISO Plan.

         In June 2000 the Company awarded 50,000 option shares to the Outside Directors of the Company at that time at an exercise price of $1.50 per share and an expiration date of Juine 30, 2005 under the 1999 ISO Plan. Specifically, 20,000, 20,000 and 10,000 option shares were awarded to James Greenfield, John Papandon and Pasquale Nestico, respectively, based on length of service to the Company.

Compensation of Executive Officers
----------------------------------

The following table sets forth, for the three years ended December 31, 1999, certain information as to the total remuneration paid to each of the Company's executive officers whose total annual salary and bonus exceeded $100,000 for services in all capacities:

                                         Annual Compensation
                                         -------------------             Other          All Other
Name                                     Salary          Other           Reimb.       Compensation
Principal Position (F1)         Year      (F2)            (F3)            (F4)            (F5)
-----------------------         ----     ------          -----           ------       ------------
Mark Mendelson                  1999    $120,000        $      0        $ 12,000        $ 12,000
Chairman and CEO                1998    $ 75,000        $100,000        $  9,000        $ 12,000
                                1997    $      0        $      0        $      0        $      0

Richard N. Chakejian, Jr.       1999    $      0        $  9,515        $      0        $      0
President                       1998    $ 50,000        $100,000        $  9,000        $ 12,000
                                1997    $      0        $      0        $      0        $125,000

Mark E. Glatz                   1999    $120,000        $      0        $ 12,000        $ 12,000
Chief Financial Officer         1998    $ 50,000        $ 50,000        $  9,000        $ 12,000
                                1997    $      0        $      0        $      0        $      0

(F1) No other executive officer had compensation whose salary and bonus exceeded $100,000.
(F2) All 1999 and 1998 salaries to the three executive officers, Messrs. Mendelson, Chakejian, Jr. and Glatz, have been deferred.
(F3)  Includes amounts converted to subordinated debentures in 1998.
(F4) Includes perquisites, including automobile and incidental expense allowance.
(F5) Includes premiums paid or reimbursed for health, disability and life (where the spouse is the beneficiary) insurance.

Employment Agreements
---------------------

         There are no employment agreements with the above-named executive officers.

Stock Option Plans
------------------

         In May 1992, the Board of Directors adopted an Incentive Stock Option Plan (the "1992 Plan"). Pursuant to the 1992 Plan, 500,000 shares of the Company's common stock were made available for awards. The 1992 Plan allows for Incentive Stock Options intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code of 1986, and for Nonqualified Stock Options not intended to qualify as Incentive Stock Options. Incentive Stock Options may be granted only to employees of the Company. Non-qualified Stock Options may be granted to employees as well as non-employee directors and consultants to the Company. Exercise prices under the Plan must be at fair market value per share at date of grant or, in the case of Incentive Stock Options granted to employees who own more than 10% of the voting power of all classes of stock of the Company, at 110% of the fair market value per share at date of grant.

         In 1999, 1992 Plan options to purchase 150,000 shares were exercised by holders; no 1992 Plan options were exercised in 1998. In 1999, the remaining 50,000 shares expired unexercised, and there are no outstanding shares under the 1992 plan. In November 2000, the Board of Directors approved the termination of the 1992 Plan.

         In July 1998, the Board of Directors adopted a Non-Qualified Stock Option Plan (the "1998 Plan"). Pursuant to the 1998 Plan, 1,000,000 shares of the Company's common stock were made available for awards. The 1998 Plan allows for Nonqualified Stock Options not intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code of 1986. Non-qualified Stock Options may be granted to employees as well as non-employee directors and consultants to the Company. Exercise prices under the Plan must be at fair market value per share at date of grant.

         In July 1998, the Executive Compensation Committee awarded 500,000 option shares under 1998 Plan to three executive officers of the Company.

         In July 1998, the Board of Directors awarded 30,000 option shares under the 1998 Plan to three outside directors of the Company.

         In February 1999, the Company issued 100,000 option shares under the 1998 Plan at an exercise price of $2.00 per share and 100,000 1998 Plan option shares at an exercise price of $5.00 per share as partial compensation to seven individuals, including three executive officers, one subsidiary officer, two Outside Directors of the Company and one unaffiliated individual, for personally guaranteeing a $1,500,000 bank loan to the Company.

         In November 1999, the Company issued 200,000 option shares under the 1998 Plan at an exercise price of $0.875 per share as compensation to the Chairman of the Company, for personally guaranteeing and providing additional collateral to secure an incremental $600,000 bank loan to the Company.

         No 1998 Plan options have been exercised as of this date. In June 2000, the Board of Directors approved the termination of the 1998 Plan.

         In December 1999 the shareholders of the Company approved an Incentive Stock Option Plan (the "1999 ISO Plan"), which was adopted by the Board of Directors on November 17, 1999. Pursuant to the 1999 ISO Plan, 1,500,000 shares of the Company's common stock were made available for awards. The 1999 Plan allows for Incentive Stock Options intended to qualify as Incentive Stock Options ("ISOs") pursuant to Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or they may be Non-Qualified Stock Options ("NSOs"). Exercise prices under the Plan must be at no less than fair market value per share at date of grant, and shall expire no more than five years from date of issuance.

         In December 1999 the Company awarded 550,000 option shares under the 1999 ISO Plan to certain officers of the Company at exercise prices of $1.20 per share and expiration dates of December 29, 2004.

         In December 1999 the Company awarded a total of 29,500 option shares under the 1999 ISO Plan to 18 employees of the Company in grants ranging from 500 option shares to 10,000 option shares at exercise prices ranging from $1.13 to $1.50 and expiration dates between July 9, 2004 and December 31, 2004.

         In December 1999 the Company awarded 39,000 option shares under the 1999 ISO Plan to certain Outside Directors of the Company at an exercise price of $1.20 per share and an expiration date of December 29, 2004.

         In May 2000, the Company awarded 2,000 option shares under the 1999 ISO Plan to an employee of the Company at an exercise price of $1.50 per share and an expiration date of May 19, 2005.

         In June 2000 the Company awarded 50,000 option shares under the 1999 ISO Plan to certain Outside Directors of the Company at an exercise price of $1.00 per share and an expiration date of June 30, 2005.

         In September 2000, the Company awarded 20,000 option shares under the 1999 ISO Plan to an employee of the Company at an exercise price of $1.05 per share and an expiration date of September 18, 2005.

         No 1999 ISO Plan options have been exercised as of this date.

         In 1998, the Company issued $635,000 of convertible subordinated debentures. Up to 20% of the subordinated debenture notes are convertible, at any time at option of the holder, into the Company's common stock at a price of $2.00 per share. The $635,000 includes $350,000 of subordinated debentures issued to certain officers of the Company in exchange for a similar reduction in amounts due officers.

         In November 1999, the Company offered to convert up to 100% of the convertible subordinated debentures into Company common stock at a conversion price of $1.50 per share. Holders of $560,000 of debentures elected to convert their holdings into 373,333 shares of common stock, including conversion of all debentures held by officers of the Company. At December 31, 1999, the remaining $75,000 of convertible subordinated debentures remain outstanding under the original terms and conditions of the issuance.

         Other than the November 1999 conversions, none of the remaining $75,000 of subordinated debenture options have been exercised as of this date.

         Option activity under the above plans is summarized following:

                                                    November 22,      December 31,    December 31,
                                                            2000              1999            1998
                                                            ----              ----            ----
Outstanding options at beginning of period             1,546,000           730,000         200,000
1998 Plan options granted                                    -0-           400,000         530,000
1999 ISO Plan options granted (net of cancellations)      64,500           608,500             -0-
1992 Plan options exercised                                  -0-          (150,000)            -0-
1992 Plan options cancelled                                  -0-           (50,000)            -0-
---------------------------                                  ---           --------            ---
Outstanding options at end of period                   1,610,500         1,546,000         730,000
                                                       =========         =========         =======

Exercise prices
        Low                                               $  .60            $  .60          $  .25
        High                                                5.00              5.00             .60

Latest expiration date                                   9/18/05          12/31/04          7/9/03


Option/SAR Grants in Last Fiscal Year
-------------------------------------

         The following table sets forth, for the period ended December 31, 1999, certain information as to the Option/SAR grants to the above-named executive officers in the last fiscal year:

                               Number of
                              Securities       % of Total
                              Underlying      Options/SARs      Exercise or         Latest
                             Options/SARs    to Employees in    Base Price        Expiration
                               Granted         Fiscal Year      ($/share)            Date
                               -------         -----------      ---------            ----

Mark Mendelson                 250,000            24.5%           $1.20        December 29, 2004
                               200,000            19.6%           $0.875       November 10, 2004
                                25,000             2.5%           $2.00         February 5, 2004
                                25,000             2.5%           $5.00         February 5, 2004
Richard Chakejian, Jr.         100,000             9.8%           $1.20        December 29, 2004
                                10,000             1.0%           $2.00         February 5, 2004
                                10,000             1.0%           $5.00         February 5, 2004
Mark E. Glatz                  200,000             19.6%          $1.20        December 29, 2004
                                10,000             1.0%           $2.00         February 5, 2004
                                10,000             1.0%           $5.00         February 5, 2004

         The following table presents information concerning each exercise of stock options during the fiscal year ended December 31, 1999 by each of the named executive officers and the value of unexercised options at December 31, 1999:

                                                             Number of Shares       Value of
                                                             Underlying             Unexercised
                             Shares                          Unexercised            In-the-Money
                             Acquired                        Options at FY-End      Options at FY-End
                             on             Value            Exercisable/           Exercisable/
Name                         Exercise       Realized         Unexercisable          Unexercisable
----                         --------       --------         -------------          -------------
Mark Mendelson               100,000        $88,120**        800,000/-0-            $223,120/-0-
Richard N. Chakejian, Jr.          0              0          220,000/-0-             $55,620/-0-
Mark E. Glatz                      0              0          320,000/-0-             $55,620/-0-


Stock Appreciation Rights and Long Term Incentive Plans
-------------------------------------------------------

        None.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

        The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of November 22, 2000 by i)
each person known by the Company to own beneficially 5% of such stock, ii) each
Director of the Company, iii) each executive officer of the Company, and iv) all
Directors and executive officers of the Company as a group. Other than as listed below, the address for each of the listed individuals is: 12 E. Oregon Avenue,
Philadelphia, Pennsylvania 19148.
                                                            Number of Shares      Percent
Name of Beneficial Owner (F1)                              Beneficially Owned     of Total
-----------------------------                              ------------------     --------

Mark Mendelson (F2), (F3).........................              3,604,333           40.2%
John E. Dell (F2).................................                450,000            5.0%
c/o Gallagher Broidy & Butler, Attn: Thomas P. Gallagher
     212 Carnegie Center, Suite 402, Princeton, NJ  08540
Richard N. Chakejian, Jr. (F4)....................                998,167           11.1%
Mark E. Glatz (F5)................................                873,333            9.7%
James Greenfield (F6).............................                138,000            1.5%
John Papandon (F6)................................                138,000            1.5%
Pasquale Nestico (F7).............................                 76,667            0.9%
---------------------                                              ------            ----
All Directors and officers as a group.............              5,828,500           65.0%

Total number of (fully diluted) shares............              8,971,536          100.0%

NOTES:
(F1) Unless otherwise indicated, each person has sole voting and investment powers with respect to the shares
(F2) Consists of 450,000 shares of common stock owned by Mr. Dell subject to an irrevocable voting trust which is voted by Mr. Mendelson.
(F3) Includes options to purchase 550,000 shares under the Company's 1998 Plan and 250,000 shares under the Company's 1999 ISO Plan
(F4) Includes options to purchase 120,000 shares under 1998 Plan and 100,000 shares under 1999 ISO Plan
(F5) Includes options to purchase 120,000 shares under 1998 Plan and 200,000 shares under the 1999 ISO Plan
(F6) Includes options to purchase 30,000 shares under 1998 Plan and 38,000 shares under 1999 ISO Plan
(F7)  Includes options to purchase 10,000 shares under 1999 ISO Plan

Certain Relationships and Related Transactions
----------------------------------------------

         In January 1999, the Company issued 200,000 shares of common stock, options to purchase 100,000 shares at $2.00 per share, and options to purchase 100,000 shares at $5.00 per share as compensation to certain individuals for personally guaranteeing a $1,500,000 bank loan to the Company. The guarantors included the three executive officers of the Company and two Outside Directors of the Company, as well as Lester W. Salzman, at that time President of First Chesapeake Funding, a wholly-owned subsidiary of the Company, as follows:

                            Number of            Number of            Number of
                               Shares        Option Shares        Option Shares
                               Issued      at $2.00 Issued      at $5.00 Issued
                               ------      ---------------      ---------------

Mark Mendelson                 50,000               25,000               25,000
Richard N. Chakejian, Jr.      20,000               10,000               10,000
Mark E. Glatz                  20,000               10,000               10,000
John Papandon                  20,000               10,000               10,000
James Greenfield               20,000               10,000               10,000
Lester W. Salzman              20,000               10,000               10,000
(Unrelated party)              50,000               25,000               25,000
-----------------              ------               ------               ------
Totals                        200,000              100,000              100,000

         In January 1999, the Company issued 50,000 shares of common stock to James Greenfield and 50,000 shares of common stock to John Papandon, both Directors of the Company, for prior services rendered in lieu of cash payments.

         Richard Chakejian, Sr., the father of the President, was manager and sole employee of Premiere Chemical Products, and was the purchaser of the stock of this subsidiary upon its divestiture as of January 1, 1999.

         There are no other family relationships among any of the Directors or executive officers of the Company or its subsidiaries.

         The Company currently utilizes approximately 2,000 square feet of office and warehouse space in a property owned by an entity controlled by Mark Mendelson, Chairman of the Board and Chief Executive Officer. NAI also utilizes approximately 25,000 square feet of office and warehouse space in the same property. No current rental payments are made by either the Company or by NAI, although both entities contribute pro rata toward the utilities and operating costs of the property.

         All future transactions with officers, Directors or five percent (5%) stockholders of the Company will be approved by the independent disinterested members of the Company's Board of Directors and be on terms no less favorable to the Company than could otherwise be obtained from unaffiliated third parties.


Other Matters

        The Board of Directors knows of no other matters to be brought before the meeting. If any other matters are properly presented, however, or if any question arises as to whether any matter has been properly presented and is a proper subject for shareholder action, the persons named as proxies in the accompanying proxy intend to vote the shares represented by such proxy in accordance with their best judgment.

Shareholder Proposals

        The shareholders may present proposals for consideration at the 2001 annual meeting of shareholders of the Company for the inclusion in its proxy materials for such meeting. Any such proposal should be submitted in writing in accordance with Securities and Exchange Commission rules to First Chesapeake Financial Corporation. Shareholder proposals must be received by March 1, 2001, to be included in the proxy materials for the 2001 annual meeting.


Annual Report to Shareholders

        The Annual Report to shareholders of the Company for the year ended December 31, 1999, including audited consolidated financial statements, has been mailed to the shareholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.


Further Information

        THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON FROM WHOM A PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934 FOR THE COMPANY'S YEAR ENDED DECEMBER 31, 1999. SUCH WRITTEN REQUEST SHOULD BE SENT TO FIRST CHESAPEAKE FINANCIAL CORPORATION, 12 EAST OREGON AVENUE, PHILADELPHIA, PA 19148, ATTENTION: JAMES J. GREENFIELD, SECRETARY.

By Order of the Board of Directors


/s/ James J. Greenfield
-----------------------
James J. Greenfield
Secretary

November 29, 2000

                     FIRST CHESAPEAKE FINANCIAL CORPORATION

         The undersigned hereby appoints James J. Greenfield and Mark Mendelson, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all of the shares of Common Stock of First Chesapeake Financial Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders thereof to be held on December 29, 2000 and at any and all postponements and adjournments thereof, upon the following matters:

          1. For the election of Mark Mendelson, Richard N. Chakejian, Jr., Paul A. Dandridge, Mark E. Glatz, James Greenfield, Vincent Muratore, Pasquale Nestico and John Papandon to serve as Directors until the Annual Meeting of Shareholders of the Company to be held in the year 2000 and until their successors are elected and qualified:

                    _____For All Nominees        _____Against All Nominees

                    (INSTRUCTIONS: TO VOTE AGAINST ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEES NAME BELOW):

                    Mark  Mendelson,   Richard  N.   Chakejian,   Jr.,  Paul  A.
                    Dandridge,   Mark  E.  Glatz,   James  Greenfield,   Vincent
                    Muratore, Pasquale Nestico and John Papandon.


          2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting including matters incident to its conduct.


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM NO. 1.

         IF NO SPECIFICATION IS MADE, SUCH PROXY WILL BE VOTED "FOR" SUCH ITEM.

Dated ____________________________, 2000


_______________________________________     Please sign as name appears on stock
              Signature                     certificate.  If stock is jointly
                                            owned, both parties must sign.
_______________________________________
              Signature


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
              PLEASE DATE, SIGN AND RETURN THIS PROXY IMMEDIATELY.